                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549


                                    FORM 8-K


                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934


       Date of Report (Date of earliest event reported): February 13, 2003



                                  A.S.V., INC.
             (Exact name of registrant as specified in its charter)


           Minnesota                        0-25620              41-1459569
(State or other jurisdiction of    (Commission file number)   (I.R.S. Employer
        incorporation)                                       Identification No.)


                  840 Lily Lane, Grand Rapids, Minnesota 55744
                    (Address of principal executive offices)


       Registrant's telephone number, including area code: (218) 327-3434

Item 7.      Financial Statements and Exhibits.

             c.         Exhibits

             Exhibit    Description of Exhibit

             99         Press release dated February 13, 2003

Item 9.      Regulation FD Disclosure.

             On February 13, 2003, A.S.V., Inc. ("ASV") issued a press release announcing the formation of a strategic sales alliance between ASV and Jacobsen, a division of Textron Inc. Under the sales alliance, Jacobsen direct dealers will market the ASV RC-30 Turf Edition and RC-50 Turf Edition all-surface loaders designed for the golf and sports turf markets. Jacobsen and ASV expect to enter into a formal agreement memorializing the terms and conditions of the sales alliance shortly.

             For additional information, see the press release included as
             Exhibit 99 hereto.

SIGNATURE

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 13, 2003


                                        A.S.V., INC.


                                        By: /s/  Gary Lemke
                                            ------------------------------------
                                            Its: President
                                                 -------------------------------




                                  EXHIBIT INDEX

  Exhibit       Description of Exhibit
  -------       ----------------------
    99          Press release dated February 13, 2003